The Q1 2025 Investor Update should be read in conjunction with the Q1 2025 Earnings Release issued on April 22, 2025. Investor Update Q1 2025 Exhibit 99.1

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and may include expressions about Management’s strategies and Management’s expectations about financial results, new and existing programs and products, investments, relationships, opportunities and market conditions. These statements may be identified by such forward-looking terminology as “expect,” “look,” “believe,” “anticipate,” “may,” or similar statements or variations of such terms. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: 1) our ability to successfully grow our business and implement our strategic plan including our entry into New York City, and our ability to generate revenues to offset the increased personnel and other costs related to the strategic plan; 2) the current or anticipated impact of military conflict, terrorism or other geopolitical events; 3) the impact of anticipated higher operating expenses in 2025 and beyond; 4) our ability to successfully integrate wealth management firm and team acquisitions; 5) our ability to manage our growth; 6) a decline in the economy, in particular in our New Jersey and New York market areas, including potential recessionary conditions; 7) declines in our net interest margin caused by the interest rate environment (including the shape of the yield curve) and our highly competitive market; 8) declines in the value in our investment portfolio; 9) higher than expected increases in our allowance for credit losses; 10) higher than expected increases in credit losses or in the level of nonperforming, classified or criticized loans or charge-offs; 11) changes in interest rates and the effects of inflation; 12) a decline in real estate values within our market areas; 13) legislative and regulatory actions; 14) changes in monetary policy by the Federal Reserve Board; 15) changes to tax or accounting matters; 16) successful cyberattacks against our IT infrastructure and that of our IT providers; 17) higher than expected FDIC insurance premiums; 18) adverse weather conditions; 19) a reduction in our lower-cost funding sources; 20) changes in liquidity, including the size and composition of our deposit portfolio and the percentage of uninsured deposits in the portfolio; 21) our ability to adapt to technological changes; 22) claims and litigation pertaining to fiduciary responsibility, environmental laws and other matters; 23) the imposition of tariffs or other domestic or international governmental policies; 24) our ability to retain key employees; 25) demands for loans and deposits in our market areas; 26) adverse changes in securities markets; 27) changes in New York City rent regulation law; and 28) other unexpected material adverse changes in our operations or earnings. The Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements.   Statement Regarding Forward-Looking Information

1st Quarter Performance Highlights

Private Bank Expansion Strategy

- Rebranding to Peapack Private Bank & Trust on January 1st is being well received as evidenced by robust pipelines in New Jersey and New York.
- Fourth consecutive quarter of excellent execution and continued revenue momentum as we expand our franchise throughout the Greater New York Metropolitan market.
- Metro NY expansion is significantly above plan, resulting in strong incremental spread income, strengthening our balance sheet, and positive operating leverage.
  - Over 615 new relationships totaling $1.2 billion in deposits and $376MM in loans to date.
- Based on results to date, we anticipate adding additional teams in 2025.

Financial Performance

- Net interest income grew **$3.6MM (34% annualized)** on a linked-quarter basis and **$11.1MM (32%)** year-over-year, driven by core deposit growth at a favorable mix.
  - Net interest margin increased **22 basis points** on a linked-quarter basis to 2.68%; margin is up **48 basis points** year-over-year.
  - Loan originations in Q1 carried a spread of greater than 4.00%[1].
- **Second consecutive quarter of positive operating leverage** offset by higher provision expense (primarily driven by loan growth).
- Total fee income represented 29% of total revenue, driven by wealth management fee income of $15mm.
  - New wealth inflows totaled $341MM for the quarter.

$0.43
Q1 Earnings Per Share

34%
Net Interest Income Growth (annualized)

Balance Sheet Strength & Trajectory

- Noninterest-bearing deposits increased **$72MM (26% annualized)** in Q1, **up 30% over the last twelve months**.
- Core relationship deposits[2] increased **$177MM (13% annualized)** as we continue to re-trade high priced deposit-only clients.
- Loans grew **$236MM (17% annualized)** in the quarter (driven by C&I).
- Balance sheet liquidity totaled 15% of total assets as of year-end[3] with total available liquidity of $4.4B[4].
- Redeemed $35MM of subordinated debt ($2.5MM annualized interest savings[5]).

Annualized Growth

13%
Core Relationship Deposit[2]

17%
Loan Growth

See page 19 for notes and important information.

Peapack-Gladstone Financial Corporation
peapackprivate.com
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Quarterly Financial Results Delivering Positive Operating Leverage and Strong NII Growth See page 19 for notes and important information. 32% NII Growth Year-over-Year

Balance Sheet Transformation Consistent Growth of High-Quality Funding Base Continuing to rapidly strengthen our liquidity profile. Core relationship deposits have grown 34% over the past five quarters. Noninterest-bearing deposits grew $72MM in Q1, 26% annualized. Prudently deploying liquidity into strong lending and select fixed income opportunities. Conservative approach to liquidity management4. Total available liquidity2 of $4.4B represents 283% of uninsured/uncollateralized deposits. Strong momentum in loan and deposit pipelines going into Q2 2025. See page 19 for notes and important information.

Metro NY Expansion

Results to Date

615+
Relationships
$1.2 Billion
Total Deposits
30%
Noninterest-bearing[1]
$376MM
Outstanding Loans

- Our Metro New York expansion continues to deliver solid results.
- Onboarding fully-banked core relationships.
  - ✓ Average relationship size $1.9MM.
  - ✓ Noninterest-bearing deposits[1] were 30% of total deposits, up from 28% last quarter end.
  - ✓ Vast majority of clients are utilizing our Treasury Management platform.
  - ✓ $376MM of outstanding loans plus an additional $486MM of commitments.
- Strong loan and deposit pipelines.
- Continue to explore additional regional locations with opportunistic hires.

Strong Net Promoter Score & Employee Engagement

- Client feedback is validating our best-in-class service culture. New York teams have received an 81 Net Promoter Score, in-line with world-class service organizations like The Ritz Carlton, USAA, and Nordstrom.
- Strong NYC employee engagement – voted one of "**Crain's 2024 Best Places to Work in NYC**".

Continuous Improvement

- Hiring across critical support areas to support our growth.
- Investments in products, technology and enhanced processes focused on reducing client friction points and supporting our "branch light" model.

Creating Franchise Value

- Our expansion is building a strong foundation for future value creation.
  - ✓ Higher growth trajectory.
  - ✓ Vastly improved liquidity profile.
  - ✓ Ability to negotiate with higher cost depositors for more meaningful core relationships.
  - ✓ Greater operating leverage and profitability despite operating in a "higher for longer" environment.

See page 19 for notes and important information.

Peapack-Gladstone Financial Corporation
peapackprivate.com
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Net Interest Income A Growing Core Deposit Base is Leading to Favorable Income & Margin Expansion Net interest income has grown in each of the last four quarters, driven by successful core deposit growth from both NJ and NY teams combined with rate cuts. NII increased $3.6MM (34% annualized) on a linked-quarter basis and $11.1MM (32%) year-over-year. Net interest margin increased by 22 basis points on a linked-quarter basis and 48 basis points on a year-over-year basis to 2.68%. Q4 2024 and Q1 2025 loan originations carried a weighted average coupon greater than 4.00% above average cost of funds. $34MM $35MM $38MM $42MM $46MM 32% YoY Net Interest Income Growth

Deposit Trends Strong Growth at a Favorable Mix Total deposits increased $810MM (15%) over the last twelve months at a favorable mix. Noninterest-bearing deposits increased $72MM in Q1 and are up $270MM (30%) over the last twelve months. Significant core deposit growth has allowed the company to eliminate borrowings and transform the deposit mix. 30% NIB Growth over LTM $5.5B $5.7B $5.9B $6.1B $6.3B

Wealth Management Providing Strong Ongoing Operating Performance AUM/AUA (in millions) $11.8B AUM/AUA 11% Revenue CAGR1 36% EBITDA Margin 2024 FY $4.1MM Average Relationship $341MM 2025 New Business Inflows See page 19 for notes and important information. Revenue (millions) $33.2 $38.4 $40.9 $53.0 $54.7 $55.7 $61.5 $15.4 YTD 13% AUM/AUA CAGR1

Established Private Banking Business Model Grounded in our Wealth Management Franchise See page 19 for notes and important information.

Stable Fee Revenue Driven by Wealth Management See page 19 for notes and important information. $19MM $22MM $19MM $19MM $20MM

Diversified Lending Business Loan Mix as of 3/31/2025 Gross Loans1: $5.76 billion See page 19 for notes and important information. Diversified across 340+ NAICS Codes

1st Quarter Lending Activity Strong Risk-Reward Profile See page 19 for notes and important information. $438 million of loan originations1 in the first quarter resulted in net growth of $236MM. Originations carried strong credit metrics from both a collateral and borrower/guarantors' perspective. Continued to focus on managing the CRE concentration ratio through minimal originations. Weighted average coupon remains favorable compared to cost of funds; greater than a 4.00% spread.

Commercial & Industrial Banking Mature and Growing Core Competency See page 19 for notes and important information. (in billions) 10% Compound Annual Growth Rate1

Credit Metrics Asset Quality Trends 30-89 Days Past Due / Gross Loans NPAs / Assets Multifamily 30-89 days past due totaled $19MM or 1% of the total Multifamily portfolio Multifamily NPAs totaled $53MM or 3% of the total Multifamily portfolio (6 sponsors)

Personal Banking Expansion into NYC with a Positive Track Record of Successfully Competing against Large Banks Growing New Jersey market share in a shrinking market, continuing to outperform peers NYC4 Deposit Market $2.8 trillion See page 19 for notes and important information. Key Statistics Natural Market Area1 within New York City MSA Branches in 3 of the top 15 wealthiest U.S. counties Opened Flagship NYC location at 300 Park Avenue (pictured to the right) $819MM Residential & Consumer loan portfolio2

Creating Shareholder Value Positioning Peapack Private as the boutique alternative to large banks in the Metro NY region. Attractive geographic franchise enhanced with our entry into NYC, which is delivering revenue growth, additional core liquidity, and positive operating leverage. Metro NY expansion results are exceeding expectations and momentum is strong. Continuing to evaluate opportunities to further our private bank regional expansion. Business model anchored by a $11.8B AUM/AUA wealth management business. Continue to invest in people, products, technology, and processes, which will create sustainable long-term shareholder value creation. Robust commercial lending, treasury management business, and sell-side advisory services, which caters to clients throughout their business lifecycle. Enhanced credit risk oversight and tightened underwriting standards. Continuously investing in human capital and retention; recognized as an ABA Best Banks To Work For seven years in a row; recognized as a Crain’s 2024 Best Places to Work in NYC.

Appendix

Notes Performance Highlights slide 1) Spread is defined as the weighted average loan coupon of loans originated in the quarter less the average cost of funds for the quarter. 2) Core relationship deposits defined as deposit relationships that are not custodial, brokered, or listing service. 3) Cash + Cash Equivalents + AFS Securities / Total Assets. 4) Cash + Cash Equivalents + AFS Securities + Remaining Borrowing Capacity, Letters of Credit, and Pledged AFS securities. 5) Annualized interest expense calculated using the interest rate at time of redemption (SOFR Index = 4.36% plus 2.80% = 7.16%). Quarterly Financial Results slide 1) Capital Markets consists of Mortgage Banking, SBA Lending, Corporate Advisory and Back-to-Back Swap fee income. Balance Sheet Transformation slide 1) Core relationship deposits defined as deposit relationships that are not custodial, brokered, or listing service. 2) Cash + Cash Equivalents + AFS Securities + Remaining Borrowing Capacity, Letters of Credit, and Pledged AFS Securities. 3) (Cash + Cash Equivalents + AFS Securities) / Total Assets. 4) Majority of the loan and securities portfolios are pledged to either the FHLBNY or FRB. Metro NY Expansion Results slide 1) Noninterest-bearing deposits on this slide are defined as all deposits paid 0% interest, including reciprocal insured cash sweeps. Wealth Management slide 1) Compound annual growth rate calculated from December 31, 2018 through December 31, 2024. Established Private Banking Business Model slide 1) Fiduciary revenue: Last Twelve Months (Gross income from services rendered by the institutions trust department or by any of its consolidated subsidiaries acting in any fiduciary capacity). 2) Total revenue: Last Twelve Months (Total Revenue = Net Interest Income (Pre-Provision) + Total Noninterest Income). Stable Fee Revenue slide 1) Capital Markets income consists of Corporate Advisory, Mortgage Banking, SBA Lending, and Back-to-Back Swap fee income. Diversified Lending Business slide 1) Gross loans include loans held for sale. 1st Quarter Lending Activity slide 1) Origination volumes include funded loans and unfunded commitments. 2) Average FICO, weighted average loan-to-value (LTV), weighted average debt service coverage ratio (DSCR), and weighted average net worth are calculated where available. Due to data availability restrictions, the C&I weighted average DSCR excludes $16MM or 6% of the $263MM in originations and the Consumer weighted average FICO excludes $28MM or 32% of the $87MM in originations. The CRE weighted average LTV excludes a $500,000 credit line. Commercial & Industrial Banking slide 1) Compound annual growth rate calculated from December 31, 2018 through March 31, 2025. Personal Banking slide 1) Natural Market Area defined within boundaries in map as geography within 5 miles of all NJ branch locations. 2) Loans as of 3/31/2025. 3) Provident Financial Services Inc. acquired Lakeland Bancorp Inc. between the referenced time periods. 2023 deposits reflect the combination of the two entities pre-merger. 4) NYC Deposit Market defined as New York County. Total market share defined utilizing S&P Capital IQ Pro “As Reported” FDIC data as of 6/30/2024.

Balance Sheet & AUM/AUA Summary

Asset Quality 1)            Amounts reflect modifications that are paying according to modified terms. 2)            Excludes modifications included in nonaccrual loans of $3.9 million at March 31, 2025, $3.6 million at December 31, 2024, and $3.2 million at March 31, 2024. 3)            Excludes a credit of $23,000 at March 31, 2025, a credit of $15,000 at December 31, 2024, and a provision of $12,000 at March 31, 2024 related to off-balance sheet commitments. 4)            Total ACL less reserves to loans individually evaluated equals collectively evaluated ACL.

Capital Summary 1) Tangible equity and tangible assets are calculated by excluding the balance of intangible assets from shareholders’ equity and total assets, respectively. Tangible equity as a percentage of tangible assets at period end is calculated by dividing tangible equity by tangible assets at period end. See Non-GAAP financial measures reconciliation table. 2) Tangible book value per share excludes intangible assets. Tangible book value per share is calculated by dividing tangible equity by period end common shares outstanding.  See Non-GAAP financial measures reconciliation table. 3) Excludes other comprehensive loss of $57.7 million for the quarter ended March 31, 2025, $66.4 million for the quarter ended December 31, 2024, and $67.8 million for the quarter ended March 31, 2024.  See Non-GAAP financial measures reconciliation included in these tables.

Quarterly Income Statement Summary 1) Return on average tangible common equity is calculated by dividing tangible common equity by annualized net income. See Non-GAAP financial measures reconciliation table.

Quarterly Non-GAAP Financial Measures Reconciliation We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios.  Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures.  As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies.

500 Hills Drive, Suite 300 P.O. Box 700 Bedminster, New Jersey 07921 (908) 234-0700 peapackprivate.com Douglas L. Kennedy President & Chief Executive Officer (908) 719-6554 dkennedy@peapackprivate.com Frank A. Cavallaro Senior EVP & Chief Financial Officer (908) 306-8933 fcavallaro@peapackprivate.com CONTACTS CORPORATE HEADQUARTERS 25 John P. Babcock Senior EVP & President of Peapack Private Wealth Management (908) 719-3301 jbabcock@peapackprivate.com Matthew P. Remo SVP | Managing Principal – Treasurer & Head of Corporate Finance (908) 872-9899 mremo@peapackprivate.com